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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   _________________________________________



                                   FORM 8-K

                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report:   October 18, 1996



                               OMNI U.S.A., INC.
                               -----------------
            (Exact name of registrant as specified in its charter)



       Nevada                     0-17493               88-0237223
       ------                     -------               ----------
       (State of                  (Commission           (IRS Employer
       Incorporation)             File Number)          Identification No.)


                     7502 Mesa Road, Houston, Texas  77028
         _____________________________________________________________
                    (Address of Principal Executive Offices)



      Registrants telephone number, including area code:  (713) 635-6331
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                               OMNI U.S.A., INC.



     Item 1.  Changes in Control of Registrant.

              NONE.

     Item 2.  Acquisitions or Disposition of Assets.

              On October 4, 1996, the Company acquired 100% of the common stock of Butler Products Corporation ("BPC"), a Kentucky corporation located in Butler, Kentucky. BPC is a manufacturer of stabilizer and landing gear jacks and trailer products sold to manufacturers and distributors of heavy duty trailers. The stock was purchased from the sole shareholders of BPC, Messrs. Frank E. Jakubec and Dennis W. Swim, who were unaffiliated with the Company at the time of acquisition. Terms of the transaction included payments to the shareholders of BPC of $225,000 in cash, $500,000 in junior subordinated notes due in 2003, and 150,000 shares of common stock of the Company. BPC has been engaged in the business of manufacturing jack and trailer products for over 40 years. The Company intends to utilize the assets of BPC to continue in that business.

     Item 3.  Bankruptcy or Receivership.

              NONE.

     Item 4.  Changes in Registrant's Certifying Accountant.

              NONE.

     Item 5.  Other Events.

              NONE.

     Item 6.  Resignation of Registrant's Directors.

              NONE.
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     Item 7.  Financial Statements & Exhibits.

              It is currently impracticable to provide all of the required historical and pro forma financial information. The Company will provide the required historical and pro forma financial information as soon as possible, but in any event, not later than December 15, 1996.

              For the eight months ended August 31, 1996, unaudited summary income statement data for Butler Products Corporation included:


              Net Sales                              $1,926,455
              Cost of Goods                           1,601,693
                                                     ----------
              Gross Margin                              324,762
              Operating expenses                        213,862
                                                     ----------
              Operating income                          110,900

              As of August 31, 1996, unaudited summary balance sheet data for Butler Products Corporation included:

              Current assets     $ 787,878    Current liabilities    518,813
              Net fixed assets     297,078    Long-term liabilities  309,068
                                 ---------                           -------

                                              Stockholders' equity   257,075
                                              Total liabilities and
              Total assets       1,084,956    stockholders' equity 1,084,956


              Exhibits include:

              10.9 Butler Products Corporation Share Purchase Agreement dated October 1, 1996, together with exhibits as follows:
                   -Junior Subordinated Promissory Note to Frank E. Jakubec -Junior Subordinated Promissory Note to Dennis W. Swim -Employment Agreement between Butler Products Corporation and Frank E. Jakubec
                   -Employment Agreement between Butler Products Corporation
                    and Dennis W. Swim
                   -Noncompetition Agreement between Butler Products Corporation and Frank E. Jakubec
                   -Noncompetition Agreement between Butler Products Corporation and Dennis W. Swim
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                               OMNI U.S.A., INC.


     SIGNATURES
     ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   OMNI U.S.A., INC.
                                                   -----------------
                                                     (Registrant)



     Date:    October 18, 1996                     By:  /s/  Robert S. Moore II
                                                   ----------------------------
                                                   Robert S. Moore II
                                                   Executive Vice President &
                                                   Chief Financial Officer